Exhibit 99.1

Pure Storage Announces Fiscal Fourth Quarter and Full Year 2025 Financial Results
Delivers double-digit revenue growth and strong profitability in Q4
Full year 2025 revenue surpasses $3 billion, representing growth of 12% year-over-year

SANTA CLARA, Calif. – February 26, 2025 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world’s most advanced data storage technologies and services, announced financial results for its fiscal fourth quarter and full year 2025 ended February 2, 2025.

“Pure Storage delivered solid fourth quarter and full year results as we fundamentally transform data storage and management for enterprises and hyperscalers,” said Pure Storage CEO and Chairman Charles Giancarlo. “We are enabling customers to modernize legacy storage architectures into enterprise data clouds with Fusion, our most revolutionary advancement this year, which unlocks the full potential of data, while significantly improving operations, data management, and economics for customers.”

Fourth Quarter and Full Year Financial Highlights

•Q4 revenue $879.8 million, up 11% year-over-year
•Full-year revenue $3.2 billion, up 12% year-over-year

•Q4 subscription services revenue $385.1 million, up 17% year-over-year
•Full-year subscription services revenue $1.5 billion, up 22% year-over-year

•Q4 subscription annual recurring revenue (ARR) $1.7 billion, up 21% year-over-year
•Remaining performance obligations (RPO) $2.6 billion, up 14% year-over-year

•Q4 GAAP gross margin 67.5%; non-GAAP gross margin 69.2%
•Full-year GAAP gross margin 69.8%; non-GAAP gross margin 71.8%

•Q4 GAAP operating income $42.5 million; non-GAAP operating income $153.1 million
•Full-year GAAP operating income $85.3 million; non-GAAP operating income $559.4 million

•Q4 GAAP operating margin 4.8%; non-GAAP operating margin 17.4%
•Full-year GAAP operating margin 2.7%; non-GAAP operating margin 17.7%

•Q4 operating cash flow $208.0 million; free cash flow $151.9 million
•Full-year operating cash flow $753.1 million; free cash flow $526.4 million

•Total cash, cash equivalents, and marketable securities $1.5 billion

•Returned approximately $192 million and $374 million in Q4 and FY25, respectively, to stockholders through share repurchases of 3.1 million shares and 6.7 million shares, respectively.

•Authorized incremental share repurchases of up to an additional $250 million under its stock repurchase program.

“We achieved a major financial milestone in fiscal year 2025, surpassing $3 billion in total revenue for the first time while delivering strong operating profit,” said Pure Storage CFO Kevan Krysler. “It was a pivotal year marked by industry-leading innovation, setting the stage for sustainable long-term growth.”

Full Year Company Highlights

•Continued Hyperscale Progress
◦Achieved an industry-first design win with a top-four hyperscaler, bringing Pure's DirectFlash® software into massive-scale environments traditionally dominated by hard disk drives (HDDs).
◦Announced a strategic collaboration with Kioxia and expanded its partnership with Micron Technology, enabling high-capacity, energy-efficient solutions for hyperscale environments.

•Market-Leading Platform Innovation
◦Released Pure Fusion™ v2, unlocking the ability for customers to operate their storage environments as enterprise data clouds, mirroring the benefits and efficiencies of hyperscaler operations.
◦Expanded the Pure//E™ family, which offers customers better economics, superior power and density efficiencies compared to disk and is displacing disk in data centers.
◦Unveiled seamless VMware-to-Azure migration solutions, providing enterprises with greater flexibility in hybrid cloud strategies.
◦Announced major enhancements to the Portworx® platform, which has experienced significant growth as enterprises increasingly adopt cloud-native applications and AI/ML solutions and transition from traditional VMware to modern VMs-on-Container and Kubernetes architectures.

•Accelerating Enterprise AI Adoption
◦Achieved certification of FlashBlade//S500 with NVIDIA DGX SuperPOD, optimizing AI training environments for performance, power efficiency, and scalability; also introduced validated reference architectures for NVIDIA OVX-ready solutions and BasePod certification.
◦Launched the Pure Storage GenAI Pod, a full-stack generative AI solution designed to simplify and accelerate enterprise AI deployments.
◦Partnered with CoreWeave, making its storage a standard option for AI workloads in CoreWeave's high-performance cloud.

•Strengthening Partner Ecosystem & Channel Growth
◦Unveiled a revamped Reseller Partner Program, designed to improve profitability for partners and give them increased autonomy while accelerating the transition from hard disk to all-flash storage.

•Industry Recognition and Accolades
◦Named a leader for the eleventh consecutive year in the Gartner® Magic Quadrant™ for Primary Storage Platforms and the fourth consecutive year in the Gartner® Magic Quadrant™ for File and Object Storage Platforms.
◦Achieved a world-class Net Promoter Score (NPS) of 81, representing nine consecutive years of achieving an 80+ NPS while growing from hundreds to 13,000 customers.
◦Recognized in Forbes’ Most Trusted Companies in America 2025 and Fortune’s Best Places to Work in Technology 2024.
◦Recognized by the Science Based Targets Initiative (SBTi) for Pure Storage’s Scope 1 and 2 greenhouse gas (GHG) emissions reduction targets as aligned with a 1.5°C trajectory - the most ambitious designation available.

First Quarter and FY26 Guidance

Q1FY26
Revenue	$770M
Revenue YoY Growth Rate	11%
Non-GAAP Operating Income	$80M
Non-GAAP Operating Margin	10.4%

FY26
Revenue	$3.515B
Revenue YoY Growth Rate	11%
Non-GAAP Operating Income	$595M
Non-GAAP Operating Margin	17.0%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Stock Repurchase Authorization

Pure's audit committee has approved incremental share repurchases of up to an additional $250 million under its stock repurchase program. The authorization allows Pure to repurchase shares of its Class A common stock opportunistically and will be funded from available working capital. Repurchases may be made at management's discretion from time to time on the open market through privately negotiated transactions, transactions structured through investment banking institutions, block purchase techniques, 10b5-1 trading plans, or a combination of the foregoing. The repurchase program does not have an expiration date, does not obligate Pure to acquire any of its common stock, and may be suspended or discontinued by the company at any time without prior notice.

Conference Call Information

Pure will host a teleconference to discuss the fiscal fourth quarter and full year 2025 results at 2:00 pm PT today, February 26, 2025. A live audio broadcast of the conference call will be available on the Pure Storage Investor Relations website. Pure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate at the following investor conferences:

Bernstein Insights: What’s Next in Tech? 3rd Annual TMT Forum
Date: Thursday, February 27, 2025
Time: 3:00 p.m. PT / 6:00 p.m. ET
Chairman and CEO Charles Giancarlo
Chief Financial Officer Kevan Krysler

Susquehanna 14th Annual Tech Conference
Date: Friday, February 28, 2025
Time: 8:20 a.m. PT / 11:20 a.m. ET
Chief Technology Officer Rob Lee

The presentations will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage (NYSE: PSTG) delivers the industry’s most advanced data storage platform to store, manage, and protect the world’s data at any scale. With Pure Storage, organizations have ultimate simplicity and flexibility, saving time, money, and energy. From AI to archive, Pure Storage delivers a cloud experience with one unified Storage as-a-Service platform across on premises, cloud, and hosted environments. Our platform is built on our Evergreen architecture that evolves with your business – always getting newer and better with zero planned downtime, guaranteed. Our customers are actively increasing their capacity and processing power while significantly reducing their carbon and energy footprint. It’s easy to fall in love with Pure Storage, as evidenced by the highest Net Promoter Score in the industry. For more information, visit www.purestorage.com.

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Storage Trademark List are trademarks or registered trademarks of Pure Storage Inc. in the U.S. and/or other countries. The Trademark List can be found at purestorage.com/trademarks. Other names may be trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to our opportunity relating to hyperscale and AI environments, our ability to meet hyperscalers’ performance and price requirements, our ability to meet the needs of hyperscalers for the entire spectrum of their online storage use cases, the timing and magnitude of large orders, including sales to hyperscalers, the timing and amount of revenue from hyperscaler licensing and support services, future period financial and business results, demand for our products and subscription services, including Evergreen//One, the relative sales mix between our subscription and consumption offerings and traditional capital expenditure sales, our technology and product strategy, specifically customer adoption of Pure Fusion™ and priorities around sustainability, the environmental and energy saving benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, our sustainability goals and benefits, the impact of inflation, economic or supply chain disruptions, our expectations regarding our product and technology differentiation, new customer acquisition, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the fiscal year ended February 4, 2024. All information provided in this release and in the attachments is as of February 26, 2025, and Pure undertakes no duty to update this information unless required by law.

Key Performance Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, restructuring costs related to severance and termination benefits, and costs associated with the impairment of certain leased facilities that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned “Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures” and “Reconciliation from net cash provided by operating activities to free cash flow,” included at the end of this release.

Contacts

Sandra Kerrigan – Investor Relations, Pure Storage
ir@purestorage.com

Penny Bruce – Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of Fiscal
	2025	2024

Assets
Current assets:
Cash and cash equivalents	$723,583	$702,536
Marketable securities	798,237	828,557
Accounts receivable, net of allowance of $940 and $1,060	680,862	662,179
Inventory	42,810	42,663
Deferred commissions, current	99,286	88,712
Prepaid expenses and other current assets	222,501	173,407
Total current assets	2,567,279	2,498,054
Property and equipment, net	461,731	352,604
Operating lease right-of-use assets	146,655	129,942
Deferred commissions, non-current	229,334	215,620
Intangible assets, net	19,074	33,012
Goodwill	361,427	361,427
Restricted cash	12,553	9,595
Other assets, non-current	165,889	55,506
Total assets	$3,963,942	$3,655,760

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$112,385	$82,757
Accrued compensation and benefits	230,040	250,257
Accrued expenses and other liabilities	156,791	135,755
Operating lease liabilities, current	43,489	44,668
Deferred revenue, current	953,836	852,247
Debt, current	100,000	—
Total current liabilities	1,596,541	1,365,684
Long-term debt	—	100,000
Operating lease liabilities, non-current	137,277	123,201
Deferred revenue, non-current	841,467	742,275
Other liabilities, non-current	82,182	54,506
Total liabilities	2,657,467	2,385,666
Stockholders’ equity:
Common stock and additional paid-in capital	2,674,533	2,749,627
Accumulated other comprehensive income (loss)	954	(3,782)
Accumulated deficit	(1,369,012)	(1,475,751)
Total stockholders’ equity	1,306,475	1,270,094
Total liabilities and stockholders’ equity	$3,963,942	$3,655,760

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2025	2024	2025	2024

Revenue:
Product	$494,780	$460,891	$1,699,494	$1,622,869
Subscription services	385,062	328,914	1,468,670	1,207,752
Total revenue	879,842	789,805	3,168,164	2,830,621
Cost of revenue:
Product (1)	189,901	128,842	575,347	472,430
Subscription services (1)	95,940	92,459	380,108	337,000
Total cost of revenue	285,841	221,301	955,455	809,430
Gross profit	594,001	568,504	2,212,709	2,021,191
Operating expenses:
Research and development (1)	215,009	186,841	804,405	736,764
Sales and marketing (1)	263,845	248,136	1,020,914	945,021
General and administrative (1)	72,680	59,299	286,231	252,243
Restructuring and impairment (2)	—	16,846	15,901	33,612
Total operating expenses	551,534	511,122	2,127,451	1,967,640
Income from operations	42,467	57,382	85,258	53,551
Other income (expense), net	11,892	13,416	62,576	37,035
Income before provision for income taxes	54,359	70,798	147,834	90,586
Income tax provision	11,924	5,360	41,095	29,275
Net income	$42,435	$65,438	$106,739	$61,311

Net income per share attributable to common stockholders, basic	$0.13	$0.21	$0.33	$0.20
Net income per share attributable to common stockholders, diluted	$0.12	$0.20	$0.31	$0.19
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	326,504	317,731	325,774	311,831
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	343,109	332,014	342,704	332,568

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$3,168	$2,614	$12,611	$9,670
Cost of revenue -- subscription services	7,979	6,065	32,611	25,412
Research and development	50,668	41,069	201,058	167,294
Sales and marketing	24,025	18,863	96,355	74,746
General and administrative	16,510	7,573	78,671	54,305
Total stock-based compensation expense	$102,350	$76,184	$421,306	$331,427

(2) Includes expenses for severance and termination benefits related to workforce realignment and lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2025	2024	2025	2024

Cash flows from operating activities
Net income	$42,435	$65,438	$106,739	$61,311
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,125	32,856	126,654	124,416
Stock-based compensation expense	102,350	76,184	421,306	331,427
Noncash portion of lease impairment and abandonment	1,360	—	4,630	16,766
Other	3,061	7,403	8,168	1,559
Changes in operating assets and liabilities:
Accounts receivable, net	(102,638)	(25,728)	(18,640)	(49,687)
Inventory	551	1,532	(1,039)	6,810
Deferred commissions	(31,111)	(39,415)	(24,289)	(58,476)
Prepaid expenses and other assets	(56,213)	(45,355)	(121,657)	(25,669)
Operating lease right-of-use assets	8,251	8,230	34,162	35,499
Accounts payable	9,842	(20,376)	30,439	13,468
Accrued compensation and other liabilities	100,712	96,074	29,761	43,317
Operating lease liabilities	(13,564)	(10,434)	(43,917)	(31,891)
Deferred revenue	113,847	98,016	200,781	208,872
Net cash provided by operating activities	208,008	244,425	753,098	677,722
Cash flows from investing activities
Purchases of property and equipment(1)	(56,086)	(43,570)	(226,727)	(195,161)
Purchases of investments	(24,999)	—	(31,080)	—
Purchase of intangible assets	—	—	(1,250)	—
Purchases of marketable securities	(164,995)	(119,776)	(471,747)	(471,501)
Sales of marketable securities	39,734	6,558	100,975	59,053
Maturities of marketable securities and other	82,151	114,956	412,129	610,855
Net cash provided by (used in) investing activities	(124,195)	(41,832)	(217,700)	3,246
Cash flows from financing activities
Proceeds from exercise of stock options	5,973	6,866	27,167	39,770
Proceeds from issuance of common stock under employee stock purchase plan	—	—	51,736	45,089
Proceeds from borrowings	—	—	—	106,890
Principal payments on borrowings and finance lease obligations	(2,397)	(1,617)	(8,118)	(586,199)
Tax withholding on equity awards	(64,996)	(13,402)	(206,587)	(29,984)
Repurchases of common stock	(191,978)	(21,460)	(373,977)	(135,801)
Net cash used in financing activities	(253,398)	(29,613)	(509,779)	(560,235)
Net increase (decrease) in cash and cash equivalents and restricted cash	(169,585)	172,980	25,619	120,733
Cash, cash equivalents and restricted cash, beginning of period	907,335	539,151	712,131	591,398
Cash, cash equivalents and restricted cash, end of period	$737,750	$712,131	$737,750	$712,131

(1) Includes capitalized internal-use software costs of $5.5 million and $3.7 million for the fourth quarter of fiscal 2025 and 2024 and $21.2 million and $19.4 million for fiscal 2025 and 2024.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2025						2024
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$3,168	(c)					$2,614	(c)
			58	(d)					58	(d)
			—						177	(e)
			3,306	(f)					3,306	(f)
Gross profit -- product	$304,879	61.6%	$6,532		$311,411	62.9%	$332,049	72.0%	$6,155		$338,204	73.4%

			$7,979	(c)					$6,065	(c)
			317	(d)					276	(d)
			—						985	(e)
Gross profit -- subscription services	$289,122	75.1%	$8,296		$297,418	77.2%	$236,455	71.9%	$7,326		$243,781	74.1%

			$11,147	(c)					$8,679	(c)
			375	(d)					334	(d)
			—						1,162	(e)
			3,306	(f)					3,306	(f)
Total gross profit	$594,001	67.5%	$14,828		$608,829	69.2%	$568,504	72.0%	$13,481		$581,985	73.7%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses for severance and termination benefits related to workforce realignment.
(f) To eliminate amortization expense of acquired intangible assets.

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

Fiscal Year Ended
2025
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$12,611	(c)
			681	(d)
			20	(e)
			13,224	(f)
Gross profit -- product	$1,124,147	66.1%	$26,536		$1,150,683	67.7%

			$32,611	(c)
			2,210	(d)
			309	(e)
Gross profit -- subscription services	$1,088,562	74.1%	$35,130		$1,123,692	76.5%

			$45,222	(c)
			2,891	(d)
			329	(e)
			13,224	(f)
Total gross profit	$2,212,709	69.8%	$61,666		$2,274,375	71.8%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses for severance and termination benefits related to workforce realignment.
(f) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2025						2024
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$102,350	(c)					$76,184	(c)
			3,374	(d)					2,722	(d)
			3,536	(e)					3,536	(e)
			1,360	(g)					—
			—						18,009	(f)
Operating income	$42,467	4.8%	$110,620		$153,087	17.4%	$57,382	7.3%	$100,451		$157,833	20.0%

			$102,350	(c)					$76,184	(c)
			3,374	(d)					2,722	(d)
			3,536	(e)					3,536	(e)
			—						18,009	(f)
			1,360	(g)					—
			153	(h)					154	(h)
Net income	$42,435		$110,773		$153,208		$65,438		$100,605		$166,043
Net income per share -- diluted	$0.12				$0.45		$0.20				$0.50
Weighted-average shares used in per share calculation -- diluted	343,109		—		343,109		332,014		—		332,014

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate expenses for severance and termination benefits related to workforce realignment.
(g) To eliminate lease impairment charges associated with cease-use of our former corporate headquarters.
(h) To eliminate amortization expense of debt issuance costs related to our debt.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

Fiscal Year Ended
2025
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$421,306	(c)
			21,057	(d)
			9,855	(e)
			7,735	(f)
			14,144	(g)
Operating income	$85,258	2.7%	$474,097		$559,355	17.7%

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses for severance and termination benefits related to workforce realignment.
(f) To eliminate lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.
(g) To eliminate amortization expense of acquired intangible assets.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2025	2024	2025	2024
Net cash provided by operating activities	$208,008	$244,425	$753,098	$677,722
Less: purchases of property and equipment(1)	(56,086)	(43,570)	(226,727)	(195,161)
Free cash flow (non-GAAP)	$151,922	$200,855	$526,371	$482,561

(1) Includes capitalized internal-use software costs of $5.5 million and $3.7 million for the fourth quarter of fiscal 2025 and 2024 and $21.2 million and $19.4 million for fiscal 2025 and 2024.